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                                                                    Exhibit 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 23, 2001, included in Integrated Measurement Systems, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                          /s/ Arthur Andersen LLP

                                          ARTHUR ANDERSEN LLP

Portland, Oregon

June 14, 2001